   As filed with the Securities and Exchange Commission on January 26, 2001
                                                  Registration No. 333-37242

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                   ON FORM S-8
                                   TO FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                         FRONTIER FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

           Washington                                                      91-1223535
--------------------------------                                   ----------------------------------
 (State or other jurisdiction of                                  (I.R.S. Employer Identification No.)
  incorporation or organization

                            323 S.W. Everett Mall Way
                                  P.O. Box 2215
                            Everett, Washington 98203
   (Address, including ZIP code, and telephone number, including area code, of
                    Registrant's principal executive office)

                      ------------------------------------

    RESTATED LIBERTY BAY FINANCIAL CORPORATION INCENTIVE STOCK OPTION PLAN II
                            (Full Title of the Plan)

                      ------------------------------------

                               James F. Felicetty
                             Secretary and Treasurer
                         Frontier Financial Corporation
                            323 S.W. Everett Mall Way
                                  P.O. Box 2215
                            Everett, Washington 98203
                                 (425) 514-0719
   (Name and address, including ZIP code, and telephone number, including area code, of agent of service)

                      ------------------------------------
                                 With copies to:
                                Glen P. Garrison
                                Ryan M. Rodenberg
                             Keller Rohrback L.L.P.
                          1201 Third Avenue, Suite 3200
                         Seattle, Washington 98101-3052
                                 (206) 623-1900
   (Name and address, including ZIP code, and telephone number, including area code)

                      ------------------------------------

                                          CALCULATION OF REGISTRATION FEE
=============================================================================================================================
 Title of Securities to be       Amount to be           Proposed Maximum              Proposed Maximum          Amount of
        Registered              Registered(1)       Offering Price Per Share(1)   Aggregate Offering Price   Registration Fee
-----------------------------------------------------------------------------------------------------------------------------
Common Shares, No Par Value        147,525                     N/A                          N/A                   N/A
=============================================================================================================================

(1) The Registrant previously paid $6,251.01 with the original filing on May 17, 2000 to register 2,423,904 shares of Frontier Financial Corporation Common Stock, including 14,050 shares which may be issued pursuant to the Restated Liberty Bay Financial Corporation Incentive Stock Option Plan II.

                                EXPLANATORY NOTE

       The undersigned registrant hereby files this Post-Effective Amendment (the "Registration Statement") on Form S-8 to register 147,525 shares of Frontier Financial Corporation (hereinafter the "Company," the "Registrant" or "Frontier") Common Stock, no par value, previously registered on Form S-4 (File No. 333-37242) incorporated by reference herein, for issuance pursuant to options granted under the Restated Liberty Bay Financial Corporation Incentive Stock Option Plan II, pursuant to the terms and conditions of the Agreement and Plan of Mergers Between Frontier Financial Corporation and Frontier Bank and Liberty Bay Financial Corporation and North Sound Bank dated as of March 15, 2000. The merger was consummated July 20, 2000.

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

        The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants in the Restated Liberty Bay Financial Corporation Incentive Stock Option Plan II as specified by Rule 428(b)(1) promulgated by the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Such document(s) are not being filed with the Commission, but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of
Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                                     PART II

                      INFORMATION REQUIRED IN REGISTRATION


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

        The following documents are incorporated by reference into this Registration Statement:

        (a) Frontier Financial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

        (b) Frontier Financial Corporation's Form 10-Q Quarterly Reports for the quarters ended March 31, 1999, June 30, 1999, and September 30, 1999;

        (c) Frontier Financial Corporation's Form 8-K Current Reports, dated March 17, 2000, July 27, 2000, September 3, 2000 and October 27, 2000; and

        (d) The description of Frontier Financial Corporation's common stock contained in Frontier's Prospectus/Proxy Statement and included Registration Statement on Form S-4 filed on November 29, 2000 (Registration No. 333-50882), including any amendments or reports filed for the purpose of updating such description.

        All documents subsequently filed by Frontier Financial Corporation ("Frontier") pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Sections 23B.08.500 through 23B.08.600 of the Washington Business Corporation Act (the "WBCA") authorize a court to award, or a corporation's board of directors to grant, indemnification to directors, officers, employees and agents of Frontier and those serving at Frontier's request in similar positions in any other corporation, partnership, joint venture, trust or other enterprise in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article IX of Frontier's Bylaws provides for indemnification of Frontier's directors and officers, to the maximum extent permitted by Washington law, against expenses and liabilities (including any obligation to pay any judgment, settlement, fine or expenses, including attorneys' fees) actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director or officer is, was or is threatened to be made a party to such action or is otherwise involved in such action by reason of serving or having served at the request of Frontier as a director or officer of another corporation.

        Section 23B.08.320 of the WBCA authorizes a corporation to limit a director's liability to the corporation or its shareholders for monetary damages for acts or omissions as a director, except in certain circumstances involving intentional misconduct, self-dealing or illegal corporate loans or distributions, or any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled. Frontier's Articles of Incorporation provide, to the fullest extent permitted by Washington law, limitations on a director's liability to Frontier and its shareholder. Frontier also maintains an insurance policy insuring its directors and officers against liability for certain acts or omissions while acting in their official capacity.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

        Not applicable.

ITEM 8. EXHIBITS

        See Exhibit Index.

ITEM 9. UNDERTAKINGS

        A. The undersigned Registrant hereby undertakes: (i) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement; (ii) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (iii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; (iv) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Frontier pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement; (v) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (vi) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of Frontier's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Frontier pursuant to the foregoing provisions or otherwise, Frontier has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Frontier of expenses incurred or paid by a director, officer or controlling person of Frontier in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Frontier will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Everett, State of Washington, on the 17th day of January 2001.

                                        FRONTIER FINANCIAL CORPORATION



                                        By: /s/ Robert J. Dickson
                                           -------------------------------------
                                           Robert J. Dickson
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Robert J. Dickson and James F. Felicetty, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign in the name and on behalf of such person, individually and in each capacity stated below, any or all amendments (including pre-effective and post-effective amendments) to this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.

SIGNATURE                               TITLE                                    DATE
---------                               -----                                    ----
By:  /s/ Robert J. Dickson              President and Chief Executive Officer    January 17, 2001
     ------------------------------     (Principal Executive Officer)
     ROBERT J. DICKSON



By:  /s/ James F. Felicetty             Secretary and Treasurer                  January 17, 2001
     ------------------------------     (Principal Financial and
     JAMES F. FELICETTY                  Accounting Officer)


By:  /s/ George E. Barber               Director                                 January 17, 2001
     ------------------------------
     GEORGE E. BARBER


By:  /s/ Michael J. Clementz            Director                                 January 17, 2001
     ------------------------------
     MICHAEL J. CLEMENTZ


By:  /s/ Michael J. Corliss             Director                                 January 17, 2001
     ------------------------------
     MICHAEL J. CORLISS


By:  /s/ Lucy DeYoung                   Director                                 January 17, 2001
     ------------------------------
     LUCY DEYOUNG


By:  /s/ Edward D. Hansen               Director                                 January 17, 2001
     ------------------------------
     EDWARD D. HANSEN


By:  /s/ William H. Lucas               Director                                 January 17, 2001
     ------------------------------
     WILLIAM H. LUCAS


By:  /s/ James H. Mulligan              Director                                 January 17, 2001
     ------------------------------
     JAMES H. MULLIGAN


By:  /s/ J. Donald Regan                Director                                 January 17, 2001
     ------------------------------
     J. DONALD REGAN


By:  /s/ Roger L. Rice                  Director                                 January 17, 2001
     ------------------------------
     ROGER L. RICE

SIGNATURE                               TITLE                                    DATE
---------                               -----                                    ----
By:  /s/ William J. Robinson            Director                                 January 17, 2001
     -----------------------
     WILLIAM J. ROBINSON


By:  /s/ Darrell J. Storkson            Director                                 January 17, 2001
     ------------------------------
     DARRELL J. STORKSON


By:  /s/ Edward C. Rubatino             Director                                 January 17, 2001
     ------------------------------
     EDWARD C. RUBATINO

                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER      DESCRIPTION
   -------     -----------
     5.1       Opinion of Keller Rohrback L.L.P. regarding legality of the Common Stock being registered (previously filed as an exhibit to the Registrant's Registration
               Statement on Form S-4)

    10.1       Restated Liberty Bay Financial Corporation Incentive Stock Option Plan II

    23.1       Consent of Moss Adams LLP

    23.2       Consent of Keller Rohrback L.L.P. (included in its Opinion filed as Exhibit 5.1)

    24.1       Power of Attorney (included on the Signature Page of this Registration Statement)